                                                                   EXHIBIT 10.53


                  SECOND AMENDMENT TO PARTICIPATION AGREEMENT

          SECOND AMENDMENT TO PARTICIPATION AGREEMENT, dated as of December 22, 1998 (this "Amendment"), to the Amended and Restated Participation Agreement,
           -----------
dated as of November 4, 1997 as amended by the First Amendment to the Amended and Restated Participation Agreement, dated as of July 8, 1998 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among LIVING CENTERS HOLDING COMPANY, a Delaware
-------------------------
corporation (the Lessee"), FBTC LEASING CORP., a New York corporation (the "Lessor"), THE CHASE MANHATTAN BANK, a New York banking corporation, as agent
--------
(in such capacity, the "Agent") for each of the financial institutions listed on
                       -------
the signature pages hereof and for the financial institutions from time to time parties hereto (each, a "Lender"; collectively, the "Lenders") and THE FUJI
                        --------                    ---------
BANK, LIMITED (HOUSTON AGENCY), as co-agent (in such capacity, the "Co-Agent").
                                                                   ----------
Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Annex A to the Participation Agreement.


                             W I T N E S S E T H:
                             -------------------


          WHEREAS, pursuant to the Participation Agreement, the parties thereto agreed to participate in a transaction in which, among other things, (i) the Lenders agreed to make certain loans to the Lessor pursuant to the Amended and Restated Credit Agreement dated as of November 4, 1997 among the Lessor, the Agent and the Lenders; (ii) the Lessor agreed to use the proceeds of the Loans to acquire and construct certain properties; and (iii) the Lessor agreed to lease such properties to Lessee pursuant to the Lease.

          WHEREAS, the Lessee has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Participation Agreement be amended in the manner provided for in this Amendment; and

          WHEREAS, Chase Securities Inc. has agreed to act as the lead arranger and book manager in arranging the consents necessary for the effectiveness of this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. (a) General. Terms defined in the Participation
             -------------      -------
Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Participation Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

          (b)  Amendment of Definitions.
               ------------------------

          The definition of the term "Consolidated Leverage Ratio Stepdown Date" contained in Annex A of the Participation Agreement is hereby amended by deleting the amount "$125,000,000 in the fourth line and substituting in lieu thereof the amount "$100,000,000".

          (c) Replacement of Definitions. The Participation Agreement is hereby
              --------------------------
     amended by deleting from Annex A thereto the definition "Consolidated EBITDA" in its entirety and substituting in lieu thereof the following new definition of "Consolidated EBITDA":

          "Consolidated EBITDA": for any period, Consolidated Net Income for
           -------------------
   such period plus, without duplication and, other than with respect to item
   (j) below, to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) total income tax expense, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business), (f) any other non-cash charges, (g) with respect to the computation of the financial covenants contained in Section 7.1 for any Reference Period ending on or prior to September 30, 1998, fees and expenses related to the transactions contemplated by the Recapitalization Agreement (including conforming accounting adjustments) and the financing thereof in an aggregate amount equal to the lesser of the actual amount of such expenses and $122,000,000, (h) non-recurring cash charges taken on or prior to September 30, 1999 as a result of the Mariner Merger in an aggregate amount not to exceed $35,000,000 (such charges not in excess of such amount, the "Mariner Merger Charges"), (i) any lease payments by Summit Institute for
    ----------------------
   Pulmonary Medicine and Rehabilitation, Inc. ("Summit") with respect to the Riverside Community Hospital, Bossier City, Bossier Parish, Louisiana, to the extent and in the proportion of the guarantee by Summit of the then outstanding principal amount of the Summit IRB (the "Summit Guarantee") and
                                                        ----------------
   (j) at any date of determination ending on the dates set forth in this clause
   (j) below, the amount of cost synergies reasonably projected to be achieved by Mariner as a result of the Mariner Merger and which as of such dates have not yet been achieved, up to a maximum for the determination date ending: (i) December 31, 1998, $18,000,000, (ii) March 31, 1999, $18,000,000, (iii) June
   30, 1999, $16,000,000 and (iv) September 30, 1999, $14,000,000, and minus, to
                                                                       -----
   the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis; provided, that there shall be included in Consolidated EBITDA for such period the difference (but not below zero) between (a) the amount of Consolidated Net Income with respect to Mariner and its Subsidiaries for such period, to the extent of any cash distributions paid by Mariner to Mariner during such period and (b) the amount of any investment by Mariner in or for the account of Mariner during such period which is not utilized by Mariner during such period for the purposes set forth in Section 7.8(k)."

          (d) Addition of Definitions. The following defined terms are hereby
              -----------------------
     added to Annex A of the Participation Agreement in appropriate alphabetical order:

               "Mariner": Mariner Post-Acute Network, Inc. (formerly known as
                -------
Paragon Health Network, Inc.), a Delaware corporation.

               References in the Operative Documents to "Paragon" shall be deemed to refer to Mariner.

               "Second Amendment": the Second Amendment, dated as of December
                ----------------
22, 1998, to this Agreement.

               "Second Amendment Effective Date": the date of effectiveness of
                -------------------------------
the Second Amendment.

          2.  Replacement of Pricing Grid. Schedule 1 to Annex A of the
              ---------------------------
Participation Agreement is hereby amended by deleting such Schedule 1 in its entirety and substituting in lieu thereof the Pricing Grid attached as Schedule 1 hereto.

          3. Fees. In consideration of the agreement of the Lenders to consent
             ----
to the amendments contained herein, Mariner agrees to pay to (a) each Lender which so consents, on or prior to December 22, 1998, an amendment fee in an amount equal to 0.25% of the amount of such Lender's Commitment, payable on the date hereof in immediately available funds, and (b) the Lessor, if it should so consent, on or prior to December 22, 1998 an amendment fee in an amount equal to 0.25% of the amount of the Lessor's Commitment, payable on the date hereof in immediately available funds.

          4. Conditions to Effectiveness. The amendments provided for herein
             ---------------------------
shall become effective on the date the Agent shall have received counterparts of this Amendment duly executed and delivered by the Lessee, the Lessor and the Required Lenders.

          5. Reference to and Effect on the Operative Documents; Limited Effect.
             ------------------------------------------------------------------
On and after the date hereof and the satisfaction of the conditions contained in paragraph 4 of this Amendment, each reference in the Participation Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Participation Agreement, and each reference in the other Operative Documents to "the Participation Agreement", "thereunder", "thereof" or words of like import referring to the Participation Agreement, shall mean and be a reference to the Participation Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Operative Documents, nor constitute a waiver of any provisions of any of the Operative Documents. Except as expressly amended herein, all of the provisions and covenants of the Participation Agreement and the other

Operative Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          6. Counterparts. This Amendment may be executed by one or more of the
             ------------
parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
             -------------
PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                      LIVING CENTERS HOLDING COMPANY, as Lessee

                                      By:
                                          ---------------------------------
                                          Name:
                                          Title:

FBTC LEASING CORP., as Lessor

By:
   ---------------------------------
   Name:
   Title:

                                 THE CHASE MANHATTAN BANK, as Agent and a Lender

                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:

THE FUJI BANK, LIMITED, as Co-Agent and a Lender

By:
   ---------------------------------
   Name:
   Title:

                                CITIBANK, N.A., as a Lender

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

NATIONSBANK, N.A., as a Lender

By:
   ---------------------------------
   Name:
   Title:

                                THE BANK OF NOVA SCOTIA, as a Lender

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

BANQUE PARIBAS, as a Lender

By:
   ---------------------------------
   Name:
   Title:


By:
   ---------------------------------
   Name:
   Title:

                                CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

DRESDNER BANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES, as a Lender

By:
   ---------------------------------
   Name:
   Title:


By:
   ---------------------------------
   Name:
   Title:

                                  FIRST UNION NATIONAL BANK, as a Lender

                                  By:
                                     ---------------------------------
                                     Name:
                                     Title:

THE LONG-TERM CREDIT BANK OF JAPAN,
LIMITED, as a Lender

By:
   ---------------------------------
   Name:
   Title:

                                TORONTO DOMINION BANK (TEXAS), INC., as a Lender

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

THE UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
   ---------------------------------
   Name:
   Title:

                                        MARINE MIDLAND BANK, as a Lender

                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                    Schedule 1
                                    ----------

           PRICING GRID FOR REVOLVING CREDIT LOANS, SWING LINE LOANS
                   TRANCHE A TERM LOANS AND COMMITMENT FEES



=======================================================================================================
Consolidated Leverage Ratio               Applicable Margin       Applicable Margin      Commitment Fee
                                            for ABR Loans       for Eurodollar Loans          Rate
-------------------------------------------------------------------------------------------------------
greater than or equal to 5.25 to 1.0             1.25%                   2.75%                 .50%
-------------------------------------------------------------------------------------------------------
less than 5.25 to 1.0 and
greater than or equal to 4.75 to 1.0             1.00%                   2.50%                 .50%
-------------------------------------------------------------------------------------------------------
less than 4.75 to 1.0 and
greater than or equal to 4.25 to 1.0              .75%                   2.25%                 .40%
-------------------------------------------------------------------------------------------------------
less than 4.25 to 1.0 and
greater than or equal to 3.75 to 1.0              .50%                   2.00%                .375%
-------------------------------------------------------------------------------------------------------
less than 3.75 to 1.0                             .25%                   1.75%                 .30%
=======================================================================================================

Changes in the Applicable Margin with respect to Revolving Credit Loans, Tranche A Term Loans or in the Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment
                                                                     ----------
Date") on which financial statements are delivered to the Lenders pursuant to
----
Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes hereunder be deemed to be greater than or equal to 5.25 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes hereunder be deemed to be greater than or equal to 5.25 to 1.0. Each determination of the Consolidated Leverage Ratio hereunder shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.